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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 8, 2002


                         CRESCENT FINANCIAL CORPORATION

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             (Exact name of Registrant as specified in its charter)




        North Carolina                 000-32951                56-2259050

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(State or other jurisdiction     (Commission File No.)    (IRS Employer
of incorporation)                                         Identification number)



                1005 High House Road, Cary, North Carolina 27513

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                    (Address of principal executive offices)


Registrant's telephone number, including area code (919) 460-7770


                                 Not Applicable

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                 (Former address of principal executive offices)

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Item 5.  Other Events.

On August 6, 2002, the Registrant concluded the rights offering to shareholders as of May 3, 2002 of 145,000 shares of its common stock. The rights offering was oversubscribed by 82,000 shares and oversubscribed shares were allocated to shareholders on a pro rata basis. The public offering of 455,000 additional shares of common stock has commenced through McKinnon & Company, Inc., as underwriter, on a best efforts basis. It is anticipated that the rights offering and the public offering will both close on or about August 20, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CRESCENT FINANCIAL CORPORATION



                                    By: /s/ Michael G. Carlton
                                        ----------------------
                                        Michael G. Carlton
                                        President and Chief Executive Officer

Dated:  August 8, 2002

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                                  EXHIBIT INDEX

   Exhibit
   Number                          Description of Exhibit

     99                      Press Release dated August 8, 2002

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